Exhibit 10.5
ALLEN & GLEDHILL

Dated ( 27 June 2019)
THE SELLER PARTIES LISTED IN EXHIBIT A ATTACHED HERETO
and
THE BUYER PARTIES LISTED IN EXHIBIT A ATTACHED HERETO
and
KBS US PRIME PROPERTY MANAGEMENT PTE. LTD.
(as manager of Prime US REIT)
and
DBS TRUSTEE LIMITED
(as trustee of Prime US REIT)
and
KBS REIT PROPERTIES III LLC
and
PRIME US REIT S1 PTE. LTD.
and
PRIME US-SUB REIT, INC.
and
PRIME US-UPPER TIER, LLC
and
PRIME US-MIDDLE TIER, LLC
and
PRIME US PROPERTIES, LLC
and
PRIME US-LOWER TIER, LLC
and
PRIME US-ACQUISITION I, LLC

SET-OFF AGREEMENT

Allen & Gledhill LLP
One Marina Boulevard #28-00 Singapore 018989
Tel: +65 6890 7188 | Fax +65 6327 3800

allenandgledhill.com

i

This Agreement is made on 27 June 2019 between:

(1)	THE SELLER PARTIES, each a Delaware limited liability company or Delaware statutory trust and as identified in Exhibit A attached hereto (collectively, “Vendor”);

(2)	THE BUYER PARTIES, each a Delaware limited liability company and as identified in Exhibit A attached hereto (each a “Property Holding LLC” and collectively, “Purchaser”);

(3)
KBS US PRIME PROPERTY MANAGEMENT PTE. LTD., a company established and validly existing under the laws of Singapore and having its registered office at 1 Raffles Place, #40-01 One Raffles Place, Singapore 048616, in its capacity as manager of Prime US REIT (the “Manager”);

(4)
DBS TRUSTEE LIMITED, a company established and validly existing under the laws of Singapore and having its registered office at 12 Marina Boulevard, Marina Bay Financial Centre Tower 3, Singapore 018982, in its capacity as trustee of Prime US REIT (the “Trustee”);

(5)	KBS REIT PROPERTIES III LLC, a Delaware limited liability company and having its principal office at 800 Newport Center Drive, Suite 700, Newport Beach, California 92660 (the “Investor”);

(6)
PRIME US REIT S1 PTE. LTD., a company established and validly existing under the laws of Singapore and having its registered office at 50 Raffles Place, #32-01 Singapore Land Tower, Singapore 048623 (“SSUB1”);

(7)	PRIME US-SUB REIT, INC., a Delaware corporation and having its principal office at 800 Newport Center Drive, Suite 700, Newport Beach, California 92660 (“Parent US REIT”);

(8)	PRIME US-UPPER TIER, LLC, a Delaware limited liability company and having its principal office at 800 Newport Center Drive, Suite 700, Newport Beach, California 92660 (“Upper-Tier U.S. LLC”).

(9)	PRIME US-MIDDLE TIER, LLC, a Delaware limited liability company and having its principal office at 800 Newport Center Drive, Suite 700, Newport Beach, California 92660 (“Middle-Tier U.S. LLC”);

(10)	PRIME US PROPERTIES, LLC, a Delaware limited liability company and having its principal office at 800 Newport Center Drive, Suite 700, Newport Beach, California 92660;

(11)	PRIME US-LOWER TIER, LLC, a Delaware limited liability company and having its principal office at 800 Newport Center Drive, Suite 700, Newport Beach, California 92660 (“Lower-Tier U.S. LLC”); and

(12)	PRIME US-ACQUISITION I, LLC, a Delaware limited liability company and having its principal office at 800 Newport Center Drive, Suite 700, Newport Beach, California 92660;
Whereas:

(A)
The Trustee and SSUB1 have entered into a subscription agreement (“RPS Subscription Agreement”) under which SSUB1 proposes to allot and issue to the Trustee, and the Trustee agrees to subscribe for redeemable preference shares in the capital of SSUB1, subject to the terms and conditions of the RPS Subscription Agreement.

(B)	The board of directors of the Parent US REIT has authorised the allotment and issuance of 1,000,000 shares of its common stock to SSUB 1 (representing a 100% interest in the Parent US REIT).

(C)	The board of directors of the Parent US REIT has authorised the formation and capitalisation of Upper-Tier U.S. LLC with the Parent US REIT as the sole member of Upper-Tier U.S. LLC.

(D)	The board of directors of the Parent US REIT has authorised the formation and capitalisation of Middle-Tier U.S. LLC with Upper-Tier U.S. LLC as the sole member of Middle-Tier U.S. LLC.

(E)	The board of directors of the Parent US REIT has authorised the formation and capitalisation of Lower-Tier U.S. LLC with Middle-Tier U.S. LLC as the sole member of Lower-Tier U.S. LLC.

(F)	The board of directors of the Parent US REIT has authorised the formation and capitalisation of Prime US Properties LLC with Middle-Tier U.S. LLC as the sole member of Prime US Properties LLC.

(G)
The board of directors of the Parent US REIT has authorised the formation and capitalisation of Prime US-Acquisition I, LLC with Prime US Properties LLC as the sole member of Prime US-Acquisition I, LLC.

(H)
The board of directors of the Parent US REIT has authorised the formation and capitalisation of each Property Holding LLC with Lower-Tier U.S. LLC or Prime US-Acquisition I, LLC as the sole member and manager, as the case may be.

(I)
The applicable Vendor has agreed to sell to the applicable Purchaser, and the applicable Purchaser has agreed to purchase from the applicable Vendor, 11 properties, as identified in Exhibit A attached hereto, and have in connection thereto, entered into the Portfolio Purchase and Sale Agreement and Escrow Instructions by and between the Vendor and Purchaser (the “Sale and Purchase Agreement”).

(J)
The Manager is proposing to offer for subscription units in Prime US REIT (“New Units”) to the Investor, and has in connection thereto, entered into a subscription agreement with the Investor (the “Subscription Agreement”).

(K)
The parties acknowledge that at no time will the Investor and its affiliates own more than 16% of the units of Prime US REIT, and in addition, that the New Units will not be issued prior to the issuance of other units of Prime US REIT to the cornerstone investors.

(L)	The parties to this agreement (“Parties”) are desirous to enter into this Agreement for the settlement of certain of their payment rights and obligations under the Transactions (as defined herein).
It is agreed as follows:

1.	Definitions and Interpretation

1.1	In this Agreement, except to the extent that the context requires otherwise:

“this Agreement” means this set-off agreement made between the Parties on the date hereof as time to time amended, modified or supplemented and any document which is supplemental hereto;
“Business Day” means any day (other than a Saturday, Sunday or gazetted public holiday) on which commercial banks are generally open for business in Singapore and the SGX-ST is open for trading;
“Investor” means KBS REIT Properties III LLC;
“Lower-Tier U.S. LLC” means Prime US-Lower Tier, LLC;
“Manager” means KBS US Prime Property Management Pte. Ltd., as manager of Prime US REIT;
“Middle-Tier U.S. LLC” means Prime US-Middle Tier, LLC;
“New Units” means the Subscription Units (as defined in the Subscription Agreement) in Prime US REIT for which the Investor is subscribing for under the Subscription Agreement;
“Notice” has the meaning given to it in Clause 3.2;
“Parent US REIT” means Prime US-Sub REIT, Inc.;
“Parties” means the parties to this Agreement;
“Prime US REIT” means Prime US REIT, a collective investment scheme authorised by the Monetary Authority of Singapore and constituted pursuant to a deed of trust dated 7 September 2018, as amended, varied or supplemented from time to time;
“Purchaser” or “Property Holding LLCs” means the buyer parties identified in Exhibit A attached hereto;
“Relevant Amount” has the meaning given to it in Clause 2;
“RPS Subscription Agreement” has the meaning given to it in Recital (A);
“Sale and Purchase Agreement” has the meaning given to it in Recital (I);
“Set-Off” has the meaning given to it in Clause 2;
“SGX-ST” means Singapore Exchange Securities Trading Limited;
“SSUB1” means Prime US REIT S1 Pte. Ltd.;
“Subscription Agreement” has the meaning given to it in Recital (J);
“Transactions” means the various transactions described in Recitals (A) to (J);
“Trustee” means DBS Trustee Limited (in its capacity as trustee of Prime US REIT);
“Upper-Tier U.S. LLC” means Prime US-Upper Tier, LLC; and
“Vendor” means the seller parties identified in Exhibit A attached hereto.

1.2	Headings, Clauses etc.

The headings of this Agreement are inserted for reference only and shall be ignored in construing this Agreement. Unless the context otherwise requires, words (including words defined in this Agreement) denoting the singular shall include the plural and vice versa. The words “written” and “in writing” include any means of visible reproduction. References to this Agreement include any recitals and references to “Clauses” are to clauses of this Agreement. Any reference to a sub-clause is a reference to a sub-clause of the clause in which such reference appears. References to dates and times are to Singapore dates and times.

2.	Settlement
In consideration of the mutual promises and obligations contained herein, the receipt and adequacy of which is hereby acknowledged, each of the Parties agree to the following.

2.1
The Investor has requested for a set-off of the payment of the Subscription Amount (as defined in the Subscription Agreement) (the “Relevant Amount”) which is due from the Investor pursuant to the Subscription Agreement for the subscription of the New Units against a portion (equivalent to the Relevant Amount) of the purchase consideration payable by the Purchaser to the Vendor under the Sale and Purchase Agreement, and the Parties agree to the aforesaid set-off subject to the terms of this Agreement.

2.2	Upon receipt by the Vendor of the purchase price (as stated in the Sale and Purchase Agreement) less the Relevant Amount:

2.2.1
the Vendor shall discharge the Purchaser from and have no further claim against, the Purchaser in respect of the amount set-off as set out in Clause 2.1 above under the Sale and Purchase Agreement; and

2.2.2
the Manager shall discharge the Investor from, and have no further claim against, the Investor in respect of the payment of the subscription amounts due from the Investor for the subscription of the New Units under the Subscription Agreement.

2.3
In connection with the set-off as agreed in Clauses 2.1 and 2.2 above (the “Set-Off”), the Trustee, SSUB1, Parent US REIT, Upper-Tier U.S. LLC, Middle-Tier U.S. LLC, Prime US Properties, LLC, Lower-Tier U.S. LLC, Prime US-Acquisition I, LLC and the Purchaser agree that for purposes of the set-off, the Relevant Amount shall not be transferred in cash to each of SSUB1, Parent US REIT, Upper-Tier U.S. LLC, Middle-Tier U.S. LLC, Prime US Properties, LLC, Lower-Tier U.S. LLC, Prime US-Acquisition I, LLC and Property Holding LLC, but instead, the Relevant Amount shall be deemed to have been received by each of SSUB1, Parent US REIT, Upper-Tier U.S. LLC, Middle-Tier U.S. LLC, Prime US Properties, LLC, Lower-Tier U.S. LLC, Prime US-Acquisition I, LLC and each of the Property Holding LLC in the following manner:

2.3.1
SSUB1 agrees that following the Set-Off, notwithstanding that the actual subscription amount received by SSUB1 in cash from the Trustee under the RPS Subscription Agreement is minus the Relevant Amount, the full amount due from the Trustee under the RPS Subscription Agreement (i.e. inclusive of the Relevant Amount which has been Set-Off) shall be deemed to have been received by SSUB1 and shall be recorded as such by SSUB1.

2.3.2
Parent US REIT agrees that following the Set-Off, notwithstanding that the actual capital contribution amount received by Parent US REIT in cash from SSUB1 is minus the Relevant Amount, the full amount due from SSUB1 (i.e. inclusive of the Relevant Amount which has been Set-Off) shall be deemed to have been received by Parent US REIT and shall be recorded as such by Parent US REIT.

2.3.3
Upper-Tier U.S. LLC agrees that following the Set-Off, notwithstanding that the actual capital contribution amount received by Upper-Tier U.S. LLC in cash from Parent US REIT is minus the Relevant Amount, the full amount due from Parent US REIT (i.e. inclusive of the Relevant Amount which has been Set-Off) shall be deemed to have been received by Upper-Tier U.S. LLC and shall be recorded as such by Upper-Tier U.S. LLC.

2.3.4
Middle-Tier U.S. LLC agrees that following the Set-Off, notwithstanding that the actual capital contribution amount received by Middle-Tier U.S. LLC in cash from Upper-Tier U.S. LLC is minus the Relevant Amount, the full amount due from Upper-Tier U.S. LLC (i.e. inclusive of the Relevant Amount which has been Set-Off) shall be deemed to have been received by Middle-Tier U.S. LLC and shall be recorded as such by Middle-Tier U.S. LLC.

2.3.5
Each of Prime US Properties, LLC and Lower-Tier U.S. LLC agrees that following the Set-Off, notwithstanding that the actual capital contribution amount received by Prime US Properties, LLC and/or Lower-Tier U.S. LLC in cash from Middle-Tier U.S. LLC is minus the portion of the Relevant Amount receivable by Prime US Properties, LLC and Lower-Tier U.S. LLC, respectively, the full amount due from Middle-Tier U.S. LLC (i.e. inclusive of the portion of the Relevant Amount receivable by Prime US Properties, LLC and Lower-Tier U.S. LLC which has been Set-Off) shall be deemed to have been received by Prime US Properties, LLC and/or Lower-Tier U.S. LLC and shall be recorded as such by Prime US Properties, LLC and/or Lower-Tier U.S. LLC .

2.3.6
Prime US-Acquisition I, LLC agrees that following the Set-Off, notwithstanding that the actual capital contribution amount received by Prime US-Acquisition I, LLC in cash from Prime US Properties, LLC is minus the portion of the Relevant Amount receivable by Prime US-Acquisition I, LLC, the full amount due from Prime US Properties, LLC (i.e. inclusive of the portion of the Relevant Amount receivable by Prime US-Acquisition I, LLC which has been Set-Off) shall be deemed to have been received by Prime US-Acquisition I, LLC and shall be recorded as such by Prime US-Acquisition I, LLC .

2.3.7
Each Property Holding LLC agrees that following the Set-Off, notwithstanding that the actual capital contribution amount received by the Property Holding LLC in cash from the Lower-Tier U.S. LLC or Prime US-Acquisition I, LLC, as the case may be, is minus the portion of the Relevant Amount receivable by that Property Holding LLC, the full amount due from the Lower-Tier U.S. LLC or Prime US-Acquisition I, LLC, as the case may be, (i.e. inclusive of the portion of the Relevant Amount receivable by that Property Holding LLC which has been Set-Off) shall be deemed to have been received by that Property Holding LLC and shall be recorded as such by that Property Holding LLC.

3.	General

3.1	Assignability
This Agreement will be binding on and ensure to the benefit of the Parties and their respective successors and assigns except that no Party may, without the prior written consent of the other Parties, assign any of their rights or obligations under this Agreement.

3.2	Notices
Any notice or other communication in connection with this Agreement will be in writing in English (a “Notice”) and will be sufficiently given or served if delivered or sent to the following addresses or electronic mail addresses of the Parties or to such other address or fax number as the relevant Party may have notified to the other Parties in accordance with this Clause 3.2:

Purchaser	:	c/o KBS US Prime Property Management Pte. Ltd.
1 Raffles Place, #40-01 One Raffles Place, Singapore 048616
Attention	:	Chief Executive Officer / Chief Financial Officer
Telephone Number	:	+1 (949) 417-6517 / +65 9826 3537
Email Address	:	bcambon@primeusreit.com / stalukdar@primeusreit.com
With a copy to:
Address:		c/o KBS Realty Advisors, LLC, 800 Newport Center Drive, Suite 700, Newport Beach, CA 92660
Attention:		Charles J. Schreiber, Jr., and Jeffrey Waldvogel
Vendor	:	c/o KBS Capital Advisors LLC
800 Newport Center Drive Suite 700, Newport Beach CA 92660
Attention	:	Jeffrey Waldvogel / Rodney Richerson
Telephone Number	:	+1 (949) 797-0327 / +1 (949) 417-6515
Email Address	:	jwaldvogel@kbs.com / rricherson@kbs.com
Manager	:	KBS US Prime Property Management Pte. Ltd.
1 Raffles Place,

#40-01 One Raffles Place, Singapore 048616
Attention	:	Chief Executive Officer / Chief Financial Officer
Telephone Number	:	+1 (949) 417-6517 / +65 9826 3537
With a copy to:
Address:		c/o KBS Realty Advisors, LLC, 800 Newport Center Drive, Suite 700, Newport Beach, CA 92660
Attention:		Charles J. Schreiber, Jr., Jeffrey Waldvogel, and Mark Krotine
Email Address	:	bcambon@primeusreit.com / stalukdar@primeusreit.com
Investor		KBS REIT Properties III LLC
800 Newport Center Drive Suite 700, Newport Beach California 92660
Attention	:	Jeffrey Waldvogel / Rodney Richerson
Telephone Number	:	+1 (949) 797-0327 / +1 (949) 417-6515
Email Address	:	jwaldvogel@kbs.com / rricherson@kbs.com
SSUB1	:	c/o KBS US Prime Property Management Pte. Ltd.
1 Raffles Place, #40-01 One Raffles Place, Singapore 048616
Attention	:	Chief Executive Officer / Chief Financial Officer
Telephone Number	:	+1 (949) 417-6517 / +65 9826 3537
Email Address	:	bcambon@primeusreit.com / stalukdar@primeusreit.com
Parent US REIT	:	c/o KBS US Prime Property Management Pte. Ltd.
1 Raffles Place, #40-01 One Raffles Place, Singapore 048616

Attention	:	Chief Executive Officer / Chief Financial Officer
Telephone Number	:	+1 (949) 417-6517 / +65 9826 3537
Email Address	:	bcambon@primeusreit.com / stalukdar@primeusreit.com
Upper-Tier Sub-US REIT	:	c/o KBS US Prime Property Management Pte. Ltd.
1 Raffles Place, #40-01 One Raffles Place, Singapore 048616
Attention	:	Chief Executive Officer / Chief Financial Officer
Telephone Number	:	+1 (949) 417-6517 / +65 9826 3537
Email Address	:	bcambon@primeusreit.com / stalukdar@primeusreit.com
Any Notice may be delivered by hand or, sent by electronic mail or prepaid post (airmail in the case of international service). Without prejudice to the foregoing, any Notice will conclusively be deemed to have been received on the next Business Day in the place to which it is sent, if sent by electronic mail, or 72 hours from the time of posting, if sent by post, or at the time of delivery, if delivered by hand.

3.3	Variation
No variation of this Agreement will be effective unless in writing and signed by or on behalf of all Parties.

3.4	Rights and Remedies
No remedy conferred to a Party is intended to be exclusive of any other remedy which is otherwise available at law, in equity, by statute or otherwise, and each and every other remedy will be cumulative and will be in addition to every other remedy given under this Agreement or now or hereafter existing at law, in equity, by statute or otherwise. The election of any one or more of such remedies by a Party will not constitute a waiver by such Party of the right to pursue any other available remedies.

3.5	Contracts (Rights of Third Parties) Act
A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act, Chapter 53B of Singapore to enforce any term of this Agreement.

3.6	Severability
If any term in this Agreement will be held to be illegal, invalid or unenforceable, in whole or in part, under any applicable law, such term or part will to that extent be deemed not to form part of this Agreement but the legality, validity or enforceability of the remainder of this Agreement will not be affected.

3.7	Entire Agreement
This Agreement constitutes the entire agreement between the Parties in respect of the set-off arrangement to the exclusion of all prior representations, understandings and agreements between the Parties. Any variation of the terms of this Agreement must be in writing and signed by the Parties.

3.8	Governing Law and Jurisdiction
This Agreement will be governed by, and construed in accordance with, the laws of Singapore, and each Party irrevocably submits to the non-exclusive jurisdiction of the courts of Singapore.

3.9	Counterparts
This Agreement may be executed in any number of counterparts, each of which, when executed and delivered (whether in original or electronic mail copy), will be an original, but all the counterparts together will constitute one and the same document.

3.10	Further Assurance
Each Party undertakes with the other Parties that it will execute such documents and do such acts and things as the other Parties may reasonably require for the purpose of giving to such other Parties the full benefit of the terms of this Agreement.

3.11	Costs and Expenses
Save as otherwise expressly provided in this Agreement, each Party will bear its own legal, professional and other costs and expenses incurred by it in connection with the negotiation, preparation or completion of this Agreement.

3.12	Limitation of Liability
Notwithstanding any contrary provision in this Agreement, the Parties agree and acknowledge that DBS Trustee Limited (“DBST”) is entering into this Agreement only in its capacity as trustee of Prime US REIT and not in its personal capacity and all references to the Trustee in this Agreement shall be construed accordingly.
As such, notwithstanding any contrary provision in this Agreement, DBST has assumed all obligations under this Agreement in its capacity as trustee of Prime US REIT and not in its personal capacity and any liability of or indemnity, covenant, undertaking, representation and/or warranty given or to be given by the Trustee under this Agreement is given by DBST in its capacity as trustee of Prime US REIT and not in its personal capacity and any power and right conferred on any receiver, attorney, agent and/or delegate shall be limited to the assets of Prime US REIT over which DBST in its capacity as trustee of Prime US REIT has recourse and shall not extend to any personal or other assets of DBST or any assets held by DBST as trustee for any trust (other than Prime US REIT). Any obligation, matter, act, action or thing required to be done, performed or undertaken or any covenant, representation, warranty or undertaking given by the Trustee under this Agreement shall only be in connection with the matters relating to Prime US REIT and shall not extend to DBST’s obligations in respect of any other trust or real estate investment trust of which DBST is trustee. Notwithstanding any contrary provision in this Agreement, it is hereby agreed and acknowledged that the Trustee’s obligations under this Agreement will be solely the corporate obligations of the Trustee and there shall be no recourse against the shareholders, directors, officers or employees of the Trustee for any claims, losses, damages, liabilities or other obligations whatsoever in connection with any of the transactions contemplated by this Agreement. For the avoidance of doubt, any legal action or proceedings commenced against the Trustee whether in Singapore or elsewhere pursuant to this Agreement shall be brought against DBST in its capacity as trustee of Prime US REIT and not in its personal capacity. This Clause 3.12 shall survive the termination or rescission of this Agreement. This Clause 3.12 shall apply, mutatis mutandis, to any notice, certificate or other document which the Trustee issues under or pursuant to this Agreement, as if expressly set out in such notice, certificate or document.

EXHIBIT A
List of Seller Parties and Buyer Parties

	SELLER PARTY (“VENDOR”)	BUYER PARTY (“PURCHASER”)
1.	Village Center Station II Owner, LLC, a Delaware limited liability company	Prime US-Village Center Station II, LLC, a Delaware limited liability company
2.	KBSIII Tower at Lake Carolyn, LLC, a Delaware limited liability company	Prime US-Tower At Lake Carolyn, LLC, a Delaware limited liability company
3.	KBSIII One Washingtonian, LLC, a Delaware limited liability company	Prime US-One Washingtonian, LLC, a Delaware limited liability company
4.	KBSIII 222 Main, LLC, a Delaware limited liability company	Prime US-222 Main, LLC, a Delaware limited liability company
5.	KBSIII 171 17th Street, LLC, a Delaware limited liability company	Prime US-171 17th Street, LLC, a Delaware limited liability company
6.	KBSIII Reston Square, LLC, a Delaware limited liability company	Prime US-Reston Square, LLC, a Delaware limited liability company
7.	KBSIII 101 South Hanley, LLC, a Delaware limited liability company	Prime US-101 South Hanley, LLC, a Delaware limited liability company
8.	KBSIII Village Center Station, LLC, a Delaware limited liability company	Prime US-Village Center Station, LLC, a Delaware limited liability company
9.	Promenade One KBSIII Promenade One, LLC, a Delaware limited liability company Promenade Two KBSIII Promenade Two, LLC, a Delaware limited liability company	Prime US-Promenade, LLC, a Delaware limited liability company
10.	KBSIII CrossPoint At Valley Forge Trust, a Delaware Statutory Trust	Prime US-CrossPoint At Valley Forge, LLC, a Delaware limited liability company
11.	KBSIII Towers At Emeryville, LLC, a Delaware limited liability company	Prime US-Tower At Emeryville, LLC, a Delaware limited liability company

In witness whereof this Agreement has been entered into on the date stated at the beginning.
"VENDOR":
VILLAGE CENTER STATION II OWNER, LLC,
a Delaware limited liability company

By:	KBSIII VILLAGE CENTER STATION II MEMBER, LLC,
a Delaware limited liability company,
its sole member and manager

By:	KBSIII REIT ACQUISITION XXXII, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

__________________________________________________________________________________________________________________________________
Endeavour – Set-Off Agreement

KBSIII TOWER AT LAKE CAROLYN, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION VI, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

__________________________________________________________________________________________________________________________________
Endeavour – Set-Off Agreement

KBSIII ONE WASHINGTONIAN, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION X, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

__________________________________________________________________________________________________________________________________
Endeavour – Set-Off Agreement

KBSIII 222 MAIN, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION XIII, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

__________________________________________________________________________________________________________________________________
Endeavour – Set-Off Agreement

KBSIII 171 17TH STREET, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION XV, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

__________________________________________________________________________________________________________________________________
Endeavour – Set-Off Agreement

KBSIII RESTON SQUARE, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION XVIII, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

__________________________________________________________________________________________________________________________________
Endeavour – Set-Off Agreement

KBSIII 101 SOUTH HANLEY, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION XX, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

__________________________________________________________________________________________________________________________________
Endeavour – Set-Off Agreement

KBSIII VILLAGE CENTER STATION, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION XXIII, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

__________________________________________________________________________________________________________________________________
Endeavour – Set-Off Agreement

KBSIII PROMENDADE ONE, LLC,
a Delaware limited liability company

By:	KBSIII PROMENADE ONE MEZZ, LLC,
a Delaware limited liability company,
its sole member

By:	KBSIII PROMENADE AT EILAN, LLC,
a Delaware limited liability company,
its manager

By:	KBSIII 3003 WASHINGTON MEMBER, LLC,
a Delaware limited liability company,
its manager

By:	KBSIII REIT ACQUISITION XVII, LLC,
a Delaware limited liability company,
its managing member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

__________________________________________________________________________________________________________________________________
Endeavour – Set-Off Agreement

KBSIII PROMENADE TWO, LLC,
a Delaware limited liability company

By:	KBSIII PROMENADE TWO MEZZ, LLC,
a Delaware limited liability company,
its sole member

By:	KBSIII PROMENADE AT EILAN, LLC,
a Delaware limited liability company,
its manager

By:	KBSIII 3003 WASHINGTON MEMBER, LLC,
a Delaware limited liability company,
its manager

By:	KBSIII REIT ACQUISITION XVII, LLC,
a Delaware limited liability company,
its managing member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III,
INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

__________________________________________________________________________________________________________________________________
Endeavour – Set-Off Agreement

KBSIII CROSSPOINT AT VALLEY FORGE TRUST,
a Delaware Statutory Trust

By:	KBSIII CROSSPOINT AT VALLEY FORGE, LLC,
a Delaware limited liability company,
as Administrative Trustee

By:	KBSIII REIT ACQUISITION XXVI, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

__________________________________________________________________________________________________________________________________
Endeavour – Set-Off Agreement

KBSIII TOWERS AT EMERYVILLE, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION XXI, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

__________________________________________________________________________________________________________________________________
Endeavour – Set-Off Agreement

"PURCHASER":
PRIME US-VILLAGE CENTER STATION II, LLC,
a Delaware limited liability company

By:	PRIME US-LOWER TIER, LLC
a Delaware limited liability company,
its sole member and manager

By:	PRIME US-MIDDLE TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-UPPER TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-SUB REIT, INC.,
a Delaware corporation,
its sole member

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
President

__________________________________________________________________________________________________________________________________
Endeavour – Set-Off Agreement

PRIME US-TOWER AT LAKE CAROLYN, LLC,
a Delaware limited liability company

By:	PRIME US-LOWER TIER, LLC
a Delaware limited liability company,
its sole member and manager

By:	PRIME US-MIDDLE TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-UPPER TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-SUB REIT, INC.,
a Delaware corporation,
its sole member

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
President

__________________________________________________________________________________________________________________________________
Endeavour – Set-Off Agreement

PRIME US-ONE WASHINGTONIAN, LLC,
a Delaware limited liability company

By:	PRIME US-LOWER TIER, LLC
a Delaware limited liability company,
its sole member and manager

By:	PRIME US-MIDDLE TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-UPPER TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-SUB REIT, INC.,
a Delaware corporation,
its sole member

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
President

__________________________________________________________________________________________________________________________________
Endeavour – Set-Off Agreement

PRIME US-222 MAIN, LLC,
a Delaware limited liability company

By:	PRIME US-ACQUISITION I, LLC
a Delaware limited liability company,
its sole member and manager

By:	PRIME US PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-MIDDLE TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-UPPER TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-SUB REIT, INC.,
a Delaware corporation,
its sole member

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
President

__________________________________________________________________________________________________________________________________
Endeavour – Set-Off Agreement

PRIME US-171 17TH STREET, LLC,
a Delaware limited liability company

By:	PRIME US-LOWER TIER, LLC
a Delaware limited liability company,
its sole member and manager

By:	PRIME US-MIDDLE TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-UPPER TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-SUB REIT, INC.,
a Delaware corporation,
its sole member

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
President

__________________________________________________________________________________________________________________________________
Endeavour – Set-Off Agreement

PRIME US-RESTON SQUARE, LLC,
a Delaware limited liability company

By:	PRIME US-LOWER TIER, LLC
a Delaware limited liability company,
its sole member and manager

By:	PRIME US-MIDDLE TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-UPPER TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-SUB REIT, INC.,
a Delaware corporation,
its sole member

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
President

__________________________________________________________________________________________________________________________________
Endeavour – Set-Off Agreement

PRIME US-101 SOUTH HANLEY, LLC,
a Delaware limited liability company

By:	PRIME US-LOWER TIER, LLC
a Delaware limited liability company,
its sole member and manager

By:	PRIME US-MIDDLE TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-UPPER TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-SUB REIT, INC.,
a Delaware corporation,
its sole member

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
President

__________________________________________________________________________________________________________________________________
Endeavour – Set-Off Agreement

PRIME US-VILLAGE CENTER STATION, LLC,
a Delaware limited liability company

By:	PRIME US-LOWER TIER, LLC
a Delaware limited liability company,
its sole member and manager

By:	PRIME US-MIDDLE TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-UPPER TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-SUB REIT, INC.,
a Delaware corporation,
its sole member

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
President

__________________________________________________________________________________________________________________________________
Endeavour – Set-Off Agreement

PRIME US-PROMENADE, LLC,
a Delaware limited liability company

By:	PRIME US-LOWER TIER, LLC
a Delaware limited liability company,
its sole member and manager

By:	PRIME US-MIDDLE TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-UPPER TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-SUB REIT, INC.,
a Delaware corporation,
its sole member

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
President

__________________________________________________________________________________________________________________________________
Endeavour – Set-Off Agreement

PRIME US-CROSSPOINT AT VALLEY FORGE, LLC,
a Delaware limited liability company

By:	PRIME US-LOWER TIER, LLC
a Delaware limited liability company,
its sole member and manager

By:	PRIME US-MIDDLE TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-UPPER TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-SUB REIT, INC.,
a Delaware corporation,
its sole member

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
President

__________________________________________________________________________________________________________________________________
Endeavour – Set-Off Agreement

PRIME US-TOWER AT EMERYVILLE, LLC,
a Delaware limited liability company

By:	PRIME US-LOWER TIER, LLC
a Delaware limited liability company,
its sole member and manager

By:	PRIME US-MIDDLE TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-UPPER TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-SUB REIT, INC.,
a Delaware corporation,
its sole member

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
President

__________________________________________________________________________________________________________________________________
Endeavour – Set-Off Agreement

The Manager

SIGNED by Sandip Talukdar
/s/ Sandip Talukdar
for and on behalf of

KBS US PRIME PROPERTY MANAGEMENT PTE. LTD.
(as manager of Prime US REIT)

__________________________________________________________________________________________________________________________________
Endeavour – Set-Off Agreement

The Trustee

SIGNED by
	/s/ Kwek Yi Lin	/s/ Authorized Signatory
for and on behalf of	Kwek Yi Lin	Authorized Signatory

DBS TRUSTEE LIMITED
(as trustee of Prime US REIT)

in the presence of:
/s/ Lee Zhi Kang
Witness' signature
Name: Lee Zhi Kang
Address: 12 Marina Boulevard, Marina Bay Financial Centre Tower 3, Singapore 018982

__________________________________________________________________________________________________________________________________
Endeavour – Set-Off Agreement

The Investor
KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

__________________________________________________________________________________________________________________________________
Endeavour – Set-Off Agreement

SSUB1

We hereby confirm our agreement to the foregoing.

SIGNED by Sandip Talukdar
/s/ Sandip Talukdar
for and on behalf of

PRIME US REIT S1 PTE. LTD.

__________________________________________________________________________________________________________________________________
Endeavour – Set-Off Agreement

Parent US REIT
PRIME US-SUB REIT, INC.,
a Delaware corporation

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
President

__________________________________________________________________________________________________________________________________
Endeavour – Set-Off Agreement

Upper-Tier U.S. LLC
PRIME US-UPPER TIER, LLC,
a Delaware limited liability company

By:	PRIME US-SUB REIT, INC.,
a Delaware corporation,
its sole member

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
President

__________________________________________________________________________________________________________________________________
Endeavour – Set-Off Agreement

Middle-Tier U.S. LLC
PRIME US-MIDDLE TIER, LLC,
a Delaware limited liability company

By:	PRIME US-UPPER TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-SUB REIT, INC.,
a Delaware corporation,
its sole member

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
President

__________________________________________________________________________________________________________________________________
Endeavour – Set-Off Agreement

Prime US Properties, LLC
PRIME US PROPERTIES, LLC,
a Delaware limited liability company

By:	PRIME US-MIDDLE TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-UPPER TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-SUB REIT, INC.,
a Delaware corporation,
its sole member

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
President

__________________________________________________________________________________________________________________________________
Endeavour – Set-Off Agreement

Lower-Tier U.S. LLC
PRIME US-LOWER TIER, LLC,
a Delaware limited liability company

By:	PRIME US-MIDDLE TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-UPPER TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-SUB REIT, INC.,
a Delaware corporation,
its sole member

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
President

__________________________________________________________________________________________________________________________________
Endeavour – Set-Off Agreement

Prime US-Acquisition I, LLC
PRIME US-ACQUISITION I, LLC,
a Delaware limited liability company

By:	PRIME US PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-MIDDLE TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-UPPER TIER, LLC,
a Delaware limited liability company,
its sole member

By:	PRIME US-SUB REIT, INC.,
a Delaware corporation,
its sole member

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
President

__________________________________________________________________________________________________________________________________
Endeavour – Set-Off Agreement